                                                                  EXHIBIT 10.19

                          WARRANT TERMINATION AGREEMENT


         THIS WARRANT TERMINATION AGREEMENT (the "Agreement") is entered into as of December 21, 2000 (the "Effective Date") by and among Electronic Data Systems Corporation, a Delaware corporation ("EDS"), EDS CONEXT, INC., a Delaware corporation and an indirect wholly-owned subsidiary of EDS ("EDS CoNext"), and ARIBA, INC., a Delaware corporation ("Ariba").

                                   WITNESSETH:

         WHEREAS, EDS CoNext is the holder of (a) the Ariba, Inc. Class A Common Stock Purchase Warrant, dated as of January 1, 2000 and attached hereto as Exhibit A, (b) the Ariba, Inc. Class B Common Stock Purchase Warrant, dated as of January 1, 2000 and attached hereto as Exhibit B, (c) the Ariba, Inc. Class C-1 Common Stock Purchase Warrant, dated as of January 1, 2000 and attached hereto as Exhibit C, (d) the Ariba, Inc. Class C-2 Common Stock Purchase Warrant, dated as of January 1, 2000 and attached hereto as Exhibit D and (e) the Ariba, Inc. Class D Common Stock Purchase Warrant, dated as of January 1, 2000 and attached hereto as Exhibit E (collectively, the "Ariba Warrants"); and

         WHEREAS, Ariba is the holder of (a) the EDS CoNext, Inc. Class A Common Stock Purchase Warrant, dated as of January 1, 2000 and attached hereto as Exhibit F and (b) the EDS CoNext, Inc. Class B Common Stock Purchase Warrant, dated as of January 1, 2000 and attached hereto as Exhibit G (collectively, the "EDS CoNext Warrants"); and

         WHEREAS, Ariba, EDS and EDS CoNext are parties to the Shareholders' Agreement dated as of January 1, 2000, a copy of which is attached hereto as Exhibit H (the "Shareholders' Agreement"); and

         WHEREAS, Ariba and EDS CoNext are parties to (a) the EDS CoNext, Inc. Registration Rights Agreement dated as of January 1, 2000, a copy of which is attached hereto as Exhibit I (the "EDS CoNext Registration Rights Agreement") and (b) the Ariba, Inc. Registration Rights Agreement dated as of January 1, 2000, a copy of which is attached hereto as Exhibit J (the "Ariba Registration Rights Agreement"); and

         WHEREAS, the Ariba Warrants and the EDS CoNext Warrants were issued, and the Shareholders' Agreement, the EDS CoNext Registration Rights Agreement and the Ariba Registration Rights Agreement were executed, pursuant to the terms of that certain Amended and Restated Alliance Agreement between EDS CoNext and Ariba dated December 31, 1999 (the "Predecessor Alliance Agreement"); and

         WHEREAS, concurrently with the execution of this Agreement, Ariba and EDS are executing an Alliance Agreement dated December 21, 2000 (the "Successor Alliance

Agreement") which, among other provisions, terminates the Predecessor Alliance Agreement; and

         WHEREAS, pursuant to the terms of the Successor Alliance Agreement, Ariba and EDS (for itself and on behalf of EDS CoNext) have agreed to the execution of this Agreement providing for the termination of (a) each of the Ariba Warrants, (b) each of the EDS CoNext Warrants, (c) the Shareholders' Agreement, (d) the EDS CoNext Registration Rights Agreement and (e) the Ariba Registration Rights Agreement, in each case effective upon the execution by Ariba and EDS of the Successor Alliance Agreement (the "Effective Time");

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises herein contained, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
                         WARRANT/AGREEMENT TERMINATIONS

         1.1 ARIBA WARRANTS. Each of the Ariba Warrants is hereby terminated in its entirety as of the Effective Time and, from and after the Effective Time, shall be null and void and of no further force or effect. EDS CoNext delivers herewith to Ariba the original of each such Ariba Warrant for cancellation by Ariba. EDS CoNext hereby represents and warrants that it has not sold, pledged or otherwise transferred any interest in, nor has it purported to sell, pledge or otherwise transfer any interest in, the Ariba Warrants or the securities underlying such warrants.

         1.2 EDS CONEXT WARRANTS. Each of the EDS CoNext Warrants is hereby terminated in its entirety as of the Effective Time and, from and after the Effective Time, shall be null and void and of no further force or effect. Ariba delivers herewith to EDS CoNext the original of each such EDS CoNext Warrant for cancellation by EDS CoNext. Ariba hereby represents and warrants that it has not sold, pledged or otherwise transferred any interest in, nor has it purported to sell, pledge or otherwise transfer any interest in, the EDS CoNext Warrants or the securities underlying such warrants.

         1.3 OTHER AGREEMENTS. The Shareholders' Agreement, the EDS CoNext Registration Rights Agreement and the Ariba Registration Rights Agreement are each hereby terminated in their entirety as of the Effective Time and, from and after the Effective Time, shall be of no further force or effect.


                                   ARTICLE 2
                                  MISCELLANEOUS

     2.1 BINDING NATURE AND ASSIGNMENT. This Agreement shall be binding on the parties and their successors and permitted assigns.

     2.2 SEVERABILITY. If any provision of this Agreement is invalid or unenforceable, such invalidity shall not invalidate or render unenforceable any other part of this Agreement, but it shall be construed as not containing the particular provision or provisions held to be invalid or unenforceable.

     2.3 GOVERNING LAW. This Agreement and all the rights and duties of the parties arising from or relating in any way to the subject matter of this Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding Delaware conflict of laws provisions).

     2.4 NO ORAL MODIFICATIONS. None of the parties shall be bound by any conditions, definitions, understandings or representations with respect to the subject matter of this Agreement other than as expressly provided herein.

     2.5 ENTIRE AGREEMENT. This Agreement, consisting of all of the pages of this instrument, together with the Successor Alliance Agreement and all of the exhibits and schedules thereto, sets forth the entire, final and exclusive agreement between the parties as to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, between the parties.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its respective officer thereunto duly authorized as of the day and year first above written.


ELECTRONIC DATA SYSTEMS                ARIBA, INC.
CORPORATION



By: /s/ GEORGE M. ABIGAIL          By: /s/ ALLISON CHAO
   ----------------------------       -----------------------------------------

Name: George M. Abigail            Name: Allison Chao
     --------------------------         ---------------------------------------

Title: Vice President              Title: Vice President & Corporate Controller
      -------------------------          --------------------------------------

EDS CONEXT, INC.



By: /s/ GEORGE M. ABIGAIL
   --------------------------------

Name: George M. Abigail
     ------------------------------

Title: Vice President
      -----------------------------

                                    EXHIBIT A

                Ariba, Inc. Class A Common Stock Purchase Warrant

                                    EXHIBIT B

                Ariba, Inc. Class B Common Stock Purchase Warrant

                                    EXHIBIT C

               Ariba, Inc. Class C-1 Common Stock Purchase Warrant

                                    EXHIBIT D

               Ariba, Inc. Class C-2 Common Stock Purchase Warrant

                                    EXHIBIT E

                Ariba, Inc. Class D Common Stock Purchase Warrant

                                    EXHIBIT F

             EDS CoNext, Inc. Class A Common Stock Purchase Warrant

                                    EXHIBIT G

             EDS CoNext, Inc. Class B Common Stock Purchase Warrant

                                    EXHIBIT H

                             Shareholders' Agreement

                                    EXHIBIT I

                    EDS CoNext Registration Rights Agreement

                                    EXHIBIT J

                       Ariba Registration Rights Agreement